LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED OCTOBER 1, 2013

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MARCH 1, 2013, OF

LEGG MASON CAPITAL MANAGEMENT SPECIAL INVESTMENT TRUST

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated March 1, 2013, as supplemented on March 11, 2013, May 9, 2013 and October 1, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated March 1, 2013, as supplemented on March 11, 2013, May 9, 2013, and May 23, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2012, are incorporated by reference into this Summary Prospectus.

The section of the fund’s Summary Prospectus and Prospectus titled “Management – Portfolio managers” is replaced with the following:

Portfolio managers: Albert Grosman is the portfolio manager for the fund and Brian Lund, CFA, is assistant portfolio manager for the fund. Mr. Grosman is a Managing Director and Portfolio Manager for LMCM and became a portfolio manager for the fund in 2011. Mr. Lund is a Director and Senior Research Analyst for LMCM and became an assistant portfolio manager for the fund in May 2013. Mr. Lund provides the portfolio manager with research and investment assistance.

The section of the fund’s Prospectus titled “More on fund management – Portfolio managers” is replaced with the following:

Portfolio managers

Albert Grosman is the portfolio manager for the fund and Brian Lund, CFA, is assistant portfolio manager for the fund. Mr. Grosman is a Managing Director and Portfolio Manager for LMCM and became a portfolio manager for the fund in October 2011. Mr. Lund is a Director and Senior Research Analyst for LMCM and became an assistant portfolio manager for the fund in May 2013. Mr. Lund provides the portfolio manager with research and investment assistance.

Mr. Grosman joined LMCM in 2007 as a securities analyst. In July 2009, Mr. Grosman was named portfolio manager for LMCM’s small cap equity strategy. Prior to joining LMCM, Mr. Grosman worked as an equity analyst specializing in small and mid-cap companies with Long Trail Investment Management, Phinity Capital, Cyllenius/BlackRock and Fidelity Management and Research.

Mr. Lund joined LMCM in 2004 as a Research Analyst. Before joining LMCM, Mr. Lund worked for Morningstar, Inc. as an Equity Analyst covering gaming, lodging, and leisure firms, and as a Mutual Fund Analyst. Mr. Lund was a Writer/Analyst at the Motley Fool, an online investment service, from 2000-2001.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Please retain this supplement for future reference.

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